Exhibit 99.1

PLASTIQ TO BECOME PUBLICLY TRADED COMPANY THROUGH COMBINATION WITH COLONNADE ACQUISITION CORP. II

●	Plastiq is at the center of payments between businesses and their suppliers, empowering SMBs with choice in payment methods, payables and receivables automation, and instant access to working capital

●	Plastiq expects to use the transaction proceeds to invest in opportunities to further scale the business with a growing product suite that empowers SMBs with access to democratized financial services that boost cash flow

San Francisco, CA and West Palm Beach, FL, August 4, 2022 – Plastiq Inc., the B2B payment platform powering the small and midsize business (“SMB”) economy, and Colonnade Acquisition Corp. II (NYSE: CLAA) a publicly traded special purpose acquisition company, today announced that they have entered into a definitive agreement and plan of merger. The combined company will continue as a publicly-listed entity and have an implied estimated enterprise value of approximately $480 million at closing, based on current assumptions.

Once closed, the combined company will operate under the name Plastiq and is expected to trade under a new ticker symbol. The Plastiq management team, led by Founder and CEO Eliot Buchanan, will continue to lead the company.

Plastiq Inc. (“Plastiq”) was founded on a mission centered around empowering the SMB economy. While SMB payments represent a massive market opportunity of over $9 trillion for payments and financial products, SMBs remain largely underserved by existing financial services solutions. Plastiq is at the center of payments between payer and supplier, empowering SMBs with choice in payments, a more efficient way to automate payables and receivables, while unlocking cash flow from business credit cards and instant short term financing. By decoupling the funding method (card or ACH) with the disbursement method (ACH, wire, or paper check), Plastiq solves the mismatch between how businesses and vendors want to pay and get paid, creating greater choice and efficiency for all parties. Plastiq integrates with multiple enterprise resource planning systems (“ERPs”) and offers a suite of application programming interfaces (“APIs”) for enterprise clients to embed business-to-business (“B2B”) payment options into their customer experience.

“We are excited about this important milestone of entering the public markets through a combination with Colonnade,” said Eliot Buchanan, CEO of Plastiq. “For too long, SMBs have been neglected from financial services. As a public company, we plan to continue to invest in opportunities to scale the business with a growing product suite that enable us to provide SMB owners with access to sufficient, on-demand cash flow, which is a critical component to grow their businesses.”

Joseph Sambuco, Chairman of Colonnade Acquisition Corp. II (“Colonnade”) said, "We are pleased to partner with Eliot and the broader leadership team at Plastiq as we remain deeply impressed by their vision and passion in bringing SMBs into the modern era of B2B payments through their unparalleled product suite. Moreover, we believe Plastiq has a significant opportunity to penetrate its vast $9 trillion total addressable market of SMB payments. We are very excited about this transaction and are encouraged by Plastiq’s growth, highly scalable business model, expanding product suite and efficient go-to-market approach.”

Transaction Summary

The transactions contemplated by the agreement and plan of merger (the “Business Combination”) reflect an implied estimated enterprise value at closing of $480 million (assuming no redemptions), representing a 6.4x multiple to Plastiq’s 2022 forecasted net revenue of $75 million and a 4.6x multiple to Plastiq’s 2023 forecasted net revenue of $105 million. The Business Combination includes no secondary component and existing Plastiq equity holders will roll over their entire investments in Plastiq into the combined company.

As a result of the Business Combination, Plastiq is expected to add approximately $320 million to its balance sheet (assuming no redemptions and after payment of estimated transaction expenses), offering significant capital flexibility for continued organic and inorganic growth.

The Business Combination has been unanimously approved by the boards of both Plastiq and Colonnade. The Business Combination is expected to close in the first quarter of 2023, subject to the satisfaction of various closing conditions, including approval by the shareholders of Colonnade, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) in connection with the Business Combination and other regulatory approvals.

Additional information about the Business Combination, including a copy of the agreement and plan of merger, will be provided in a Current Report on Form 8-K to be filed by Colonnade with the SEC and available at www.sec.gov. In addition, Colonnade intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed Business Combination with the SEC.

Advisors

White & Case LLP is serving as legal counsel to Colonnade in connection with the Business Combination. Latham & Watkins LLP is serving as legal counsel to Plastiq in connection with the Business Combination.

About Colonnade Acquisition Corp. II

Colonnade Acquisition Corp. II is a blank check company, which was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses or companies. Colonnade Acquisition Corp. II completed its IPO in March 2021 and is headquartered in West Palm Beach, FL.

About Plastiq

Founded in 2012, Plastiq is a leading B2B payments company for SMBs. Plastiq has helped tens of thousands of businesses improve cash flow with instant access to working capital, while automating and enabling control over all aspects of accounts payable and receivable. Plastiq provides growing finance teams with technology and know-how once reserved for only large enterprises. The flagship product, Plastiq Pay, pioneered a way for businesses to pay suppliers by credit card regardless of acceptance as an alternative to expensive, scarce bank loan options. Plastiq Accept offers an alternative to expensive merchant services, enabling businesses to accept credit cards with no merchant fees and get paid across any customer touch point, including a website, invoice, checkout process, and in person via QR code. The Plastiq Connect API suite enables platforms, marketplaces, and ERPs, to expand B2B payment options for payables and receivables in their native customer experience while outsourcing payment execution, risk, and compliance. In prior funding rounds, Plastiq raised more than $140 million in funding and is backed by Kleiner Perkins, B Capital Group, Khosla Ventures, and other top tier investors.

Important Information and Where to Find It

The Business Combination will be submitted to shareholders of Colonnade for their consideration. Colonnade intends to file a Registration Statement with the SEC which will include preliminary and definitive proxy statements to be distributed to Colonnade’s shareholders in connection with Colonnade’s solicitation for proxies for the vote by Colonnade’s shareholders in connection with the Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to Plastiq’s stockholders in connection with the completion of the Business Combination. After the Registration Statement has been filed and declared effective, Colonnade will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the Business Combination. Colonnade’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Colonnade’s solicitation of proxies for its extraordinary meeting of shareholders to be held to approve, among other things, the Business Combination, because these documents will contain important information about Colonnade, Plastiq and the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Business Combination and other documents filed with the SEC by Colonnade, without charge, at the SEC’s website located at www.sec.gov. In addition, the documents filed by Colonnade may be obtained free of charge from Colonnade’s website at www.claacq.com/our-companies/colonnade-acquisition-corp-ii or by written request to Colonnade at 1400 Centrepark Blvd, Suite 810, West Palm Beach, FL 33401.

Participants in the Solicitation

Colonnade, Plastiq and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Colonnade’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Colonnade’s shareholders in connection with the Business Combination will be set forth in Colonnade’s proxy statement / prospectus when it is filed with the SEC. You can find more information about Colonnade’s directors and executive officers in Colonnade’s Annual Report on Form 10-K filed with the SEC on April 15, 2022. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Colonnade’s and Plastiq’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Colonnade’s and Plastiq’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Colonnade and Plastiq. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Business Combination or that the approval of the shareholders of Colonnade or Plastiq is not obtained; (iii) failure to realize the anticipated benefits of the Business Combination; (iv) risks relating to the uncertainty of the projected financial information with respect to Plastiq; (v) future global, regional or local economic and market conditions; (vi) the development, effects and enforcement of laws and regulations; (vii) Plastiq’s ability to manage future growth; (viii) changes in the market for Plastiq’s products and services; (ix) the amount of redemption requests made by Colonnade’s public stockholders; (x) the ability of Colonnade or the combined company to issue equity or equity-linked securities in connection with the Business Combination or in the future; (xi) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xii) and those factors discussed in Colonnade’s Annual Report on Form 10-K filed with the SEC on April 15, 2022 under the heading “Risk Factors,” and other documents of Colonnade filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Colonnade nor Plastiq presently know or that Colonnade and Plastiq currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Colonnade’s and Plastiq’s expectations, plans or forecasts of future events and views as of the date of this press release. Colonnade and Plastiq anticipate that subsequent events and developments will cause Colonnade’s and Plastiq’s assessments to change. However, while Colonnade and Plastiq may elect to update these forward-looking statements at some point in the future, Colonnade and Plastiq specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Colonnade’s and Plastiq’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Investor Contact:

PlastiqIR@icrinc.com

Media Contact:

James.McCusker@icrinc.com

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